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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 22, 2002

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-9210                95-4035997
  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)


             10889 WILSHIRE BOULEVARD
             LOS ANGELES, CALIFORNIA                                90024
     (Address of principal executive offices)                    (ZIP code)


               Registrant's telephone number, including area code:
                                 (310) 208-8800


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Item 4.   Changes in Registrant's Certifying Accountant
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     Effective March 22, 2002, the Board of Directors of Occidental Petroleum
Corporation (the "Company") decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year 2002, in accordance with the recommendation of the Board's Audit Committee.

     Arthur Andersen's audit reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period preceding the decision to change independent public accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's consolidated financial statements for such years, and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of AA's letter, dated March 22, 2002, stating its agreement with such statements.

     In the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (c)  Exhibits

               16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 22, 2002.

               99.1  Press release dated March 22, 2002.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OCCIDENTAL PETROLEUM CORPORATION
                                        (Registrant)




DATE:  March 22, 2002         S. P. Dominick, Jr.
                              --------------------------------------------------
                              S. P. Dominick, Jr., Vice President and Controller
                              (Chief Accounting and Duly Authorized Officer)


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                                  EXHIBIT INDEX

Exhibit No.                       Description
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   16.1        Letter from Arthur Andersen LLP to the Securities and Exchange
               Commission dated March 22, 2002.

   99.1        Press release dated March 22, 2002.